UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2016

MEDIFIRST SOLUTIONS, INC

(Exact name of registrant as specified in its charter)

Nevada	000-55465	27-3888260
(State or other	(Commission File Number)	(IRS Employer
jurisdiction incorporation)		Identification No.)

4400 Route 9 South, Suite 1000, Freehold, NJ		07728
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732)-786-8044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 18, 2016, Medifirst Solutions, Inc. (the “Company”) issued a press release announcing that it has set a retail price for its Infrared Time Machine Laser at $9,995.

A copy of the press release is attached herewith as Exhibit 99.1.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits

Exhibit No.	Description

99.1	Press Release dated July 18, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDIFIRST SOLUTIONS, INC.

Dated: July 18, 2016	By:	/s/ Bruce Schoengood
Bruce Schoengood President and Chief Executive Officer

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